                      HOMECAPITAL INVESTMENT CORPORATION

                            1996 STOCK OPTION PLAN


                                MARCH 21, 1996



                  AS APPROVED BY STOCKHOLDERS AUGUST 16, 1996

                      HOMECAPITAL INVESTMENT CORPORATION
                            1996 STOCK OPTION PLAN

                          SUMMARY OF PLAN PROVISIONS

PLAN PURPOSE

  The HomeCapital Investment Corporation 1996 Stock Option Plan is designed to provide significant financial incentives to key directors, executive officers and employees of the Company and its operating subsidiary, HomeOwners Mortgage & Equity, Inc., to increase stockholder value. To accomplish this, the Plan will offer management and a select group of employees the opportunity to accumulate substantial equity ownership in the Company. The Plan will also assist in retaining and recruiting talented management.

TYPE OF OPTIONS

  Options granted to Participants under the Plan may be Incentive Stock Options, Non-Qualified Stock Options or a combination of Incentive Stock Options and Non-Qualified Stock Options.

EFFECTIVE DATE

  The effective date of the Plan is March 21, 1996. The Plan must be approved by the stockholders of the Company within twelve months before or after the date on which the Board of Directors of the Company adopted the Plan.

ADMINISTRATION OF THE PLAN

  The Board of Directors or a Stock Option Committee appointed by the Board will administer the Plan.

PARTICIPANTS

  Directors, officers and other key employees are recommended by the President and selected by the Board to participate in the Plan.

NUMBER OF SHARES RESERVED FOR OPTIONS

  Shares will be reserved initially for Options under the Plan to purchase an aggregate of 500,000 shares of Company common stock. However, in the event of changes in the existing composition of the Company's Stock (such as a stock dividend, recapitalization, reorganization, merger, consolidation, or similar change), the Board or Committee may adjust the number of shares of Stock subject to Options, as well as the number of Options and their Exercise Price.

GRANT OF OPTIONS

  Options may be granted to Participants at any time during the ten-year period following the Effective Date of the Plan.

VESTING

  Options granted to a Participant shall vest at a rate determined by the Board or Committee subject to any condition of continued employment of the Participant with the Company.

  In the event of a Change of Control of the Company, all outstanding Options will become fully vested.

OPTION AGREEMENT

  The Company and each Participant shall execute an Option Agreement which will specify: (a) the type of Options granted, (b) the Exercise Price of the Options, (c) the number of shares of Stock to which each Option pertains, (d) the vesting provision, (e) a requirement to notify the Board or Committee, if stock acquired through the exercise of an Incentive Stock Option is disposed of prior to certain holding periods, and (f) any other provision determined by the Board or Committee.

EXERCISE OF OPTIONS

  Participants may exercise Options by tendering the Exercise Price in cash, in Company Stock or in a combination of cash and such Stock. All Options expire ten (10) years following the date of grant.

DEATH

  If a Participant dies while employed by the Company or Home, Options which were outstanding and exercisable immediately prior to death of the Participant may be exercised for a period of one (1) year (not to exceed the expiration date of the Options) by a person entitled thereto under a will or the laws of descent and distribution.

DISABILITY

  If a Participant becomes disabled and subsequently terminates employment with the Company and Home, Options which were outstanding and exercisable immediately prior to the disability may be exercised for a period of one year (not to exceed the expiration dated of the Options). A Participant is considered disabled for purposes of the Plan if the Participant qualifies to receive disability payments under the Social Security Administration's disability program.

TERMINATION OF EMPLOYMENT

  If a Participant terminates employment with the Company and Home for any reason other than death or disability, Options which were outstanding and exercisable immediately prior to termination of employment may be exercised for a period of three months (not to exceed the expiration date of the Options) thereafter. In the event that the employment of a Participant is terminated because of Termination-for-Cause, all Options shall immediately expire as of the date of the termination and may no longer be exercised.

                      HOMECAPITAL INVESTMENT CORPORATION
                            1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS

Article                                                       Page
-------                                                       ----
I.   Purpose and Effective Date of Plan..........................1

     1.1  Purpose................................................1
     1.2  Effective Date.........................................1

II.  Definitions.................................................2

     2.1  Definitions............................................2
          (a)    "Board".........................................2
          (b)    "Change of Control".............................2
          (c)    "Code"..........................................2
          (d)    "Committee".....................................2
          (e)    "Company".......................................2
          (f)    "Exchange Act"..................................2
          (g)    "Exercise Price"................................2
          (h)    "Fair Market Value".............................3
          (i)    "Home"..........................................3
          (j)    "Incentive Stock Option"........................3
          (k)    "Non-Qualified Stock Option"....................3
          (l)    "Option"........................................3
          (m)    "Participant"...................................4
          (n)    "Permanent Disability"..........................4
          (o)    "Plan"..........................................4
          (p)    "Securities Act"................................4
          (q)    "Stock".........................................4
          (r)    "Ten Percent Stockholder".......................4
          (s)    "Termination-for-Cause".........................4
          (t)    "Vested"........................................4

     2.2  Gender and Number......................................4

III. Eligibility and Participation...............................5

IV.  Administration..............................................6

V.   Stock Subject to Plan.......................................7

     5.1  Number.................................................7
     5.2  Unused Stock...........................................7
     5.3  Adjustment in Capital..................................7

-----------------------------

Article                                                       Page
-------                                                       ----

VI.    Duration of Plan.......................................   9

VII.   Terms of Options.......................................  10

       7.1  Grant of Options..................................  10
       7.2  Option Agreement..................................  10
       7.3  Exercise Price....................................  10
       7.4  Term of Options...................................  10
       7.5  Vesting of Options................................  11
       7.6  Nontransferability of Options.....................  11
       7.7  Restriction on Stock Transferability..............  11
       7.8  Exercise of Options...............................  11
       7.9  Purchase for Investment...........................  11
       7.10 Notice of Certain Dispositions....................  12

VIII.  Termination of Employment..............................  13

       8.1  Termination of Employment.........................  13
       8.2  Death.............................................  13
       8.3  Permanent Disability..............................  13
       8.4  Termination-for-Cause.............................  13

IX.    No Contract of Employment..............................  14

X.     Amendment, Modification, and Termination of Plan.......  15

XI.    Withholding Tax........................................  16

XII.   Unfunded Plan..........................................  17

XIII.  Requirement of Law.....................................  18

       13.1    Requirement of Law.............................  18
       13.2    Governing Law..................................  18

Stock Option Agreement                                   Appendix A

                                   ARTICLE I
                          PURPOSE AND EFFECTIVE DATE

1.1  Purpose.
     -------

     The Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain a strong management team of superior capability and to encourage the holding of proprietary interests in the Company to make awards that recognize the creation of value for the stockholders of the Company and promote the Company's growth and success. In furtherance of that purpose, eligible persons may receive Incentive Stock Options or Non-Qualified Stock Options or a combination of Incentive Stock Options or Non-Qualified Stock Options.

1.2  Effective Date.
     --------------

     The Effective Date of the Plan shall be March 21, 1996. The Plan must be approved by stockholders within twelve months before or after the date on which the Board of Directors of the Company adopts the Plan. If the Plan is not approved by the stockholders within the period of time designated within this Section 1.2, this Plan and all Options granted hereunder, if any, shall be voided.

                                  ARTICLE II
                                  DEFINITIONS

2.1  Definitions.
     -----------

     Whenever used herein, the following terms shall have the respective meanings set forth below:

     (a) "Board" means the Board of Directors of HomeCapital Investment Corporation.

     (b) "Change of Control" shall be deemed to have occurred if (i) a tender offer by any person other than existing stockholders shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another person or corporation which is not a wholly owned subsidiary of the Company, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date thereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect of the date thereof) pursuant to the Exchange Act.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the Board of Directors of HomeCapital Investment Corporation or a Stock Option Committee appointed from time to time by the Board of Directors to administer this Plan, however designated.

     (e) "Company" means HomeCapital Investment Corporation, a Nevada corporation.

     (f)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (g)  "Exercise Price" means:

          (1) With respect to an Incentive Stock Option, a value which is not less than (i) the Fair Market Value, or (ii) in the case of Incentive Stock Options granted to a Ten Percent Stockholder, 110 percent of the Fair

               Market Value of a share of Stock on the date the Incentive Stock Option is granted, as determined by the Committee.

          (2) With respect to a Non-Qualified Stock Option, a value which may be more or less than the Fair Market Value on the date the Non-Qualified Stock Option is granted, as determined by the Committee.

     (h)  "Fair Market Value" means for a share of Stock as of any date,

          (1) The closing price, regular way, for the shares on the New York Stock Exchange on such date (or if such Exchange was not open for trading on such date, the next preceding date on which it was open); or

          (2) If there is no price as specified in (1), the mean of the last reported bid-and-asked quotations, regular way, for the shares on the New York Stock Exchange on such date or next preceding date as the case may be; or

          (3) If there is no price as specified in (2), the closing sales price, regular way, or in the absence thereof the mean of the last reported bid-and-asked quotations, for the shares on any other exchange on which the shares are permitted to trade having the greatest volume of trading in the shares during the thirty-day period preceding such date, on such date or next preceding date as the case may be; or

          (4) If there is no price as specified in (3), the final reported sales price, or, if not so reported, then the highest bid quotation, in the over-the-counter market for the shares as reported by the National Association of Securities Dealers Automated Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

          (5) If there is no price as specified in (4), the price determined by the Committee by reference to bid-and-asked quotations for the shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the Exchange Act, which members make a market in the shares, on such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

          (6) If there is no price as specified in (5), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

     (i) "Home" means HomeOwners Mortgage & Equity, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

     (j) "Incentive Stock Option" means an Option granted under the Plan that complies with the terms and conditions of Section 422 of the Code and is designated by the Committee as an Incentive Stock Option.

     (k) "Non-Qualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

     (l) "Option" means the contractual right granted to a Participant to purchase a number of shares of Stock under the Plan at a stated Exercise Price for a specified period of time. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     (m) "Participant" means any director, executive officer or key employee designated by the Committee to participate in the Plan pursuant to
          Article III.

     (n) "Permanent Disability" means the physical or mental condition of a Participant which renders a Participant incapable of continuing his customary employment with the Company and Home. A Participant will be considered disabled for purposes of this Plan if the Participant qualifies to receive disability payments under the Social Security Administration's disability program.

     (o) "Plan" means the HomeCapital Investment Corporation 1996 Stock Option Plan, as it may be amended from time to time.

     (p)  "Securities Act" means the Securities Act of 1933, as amended.

     (q) "Stock" means the common stock, par value $.01 per share, of the Company.

     (r) "Ten Percent Stockholder" means an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company.

     (s) "Termination-for-Cause" means the termination of a Participant's employment by the Company or Home, by written notice to the Participant, specifying the event relied upon for such termination, due to the Participant's conviction of a felony or perpetration of a common law fraud involving the Company or Home or any of its affiliates or subsidiaries, or theft, fraud, embezzlement, dishonesty or other conduct which is or has resulted or is likely to result in material economic damage to the Company or any of its affiliates or subsidiaries.

     (t) "Vested" means that an Option is nonforfeitable and exercisable with regard to a designated number of shares of Stock as specified in
          Section 7.5, except as provided in Article VIII.

2.2  Gender and Number.
     -----------------

     Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the feminine gender shall include the masculine gender, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

Participants in the Plan shall be recommended by the President of the Company and approved by the Committee from among directors, executive officers and key employees of the Company or Home who have or are expected to have a significant and lasting impact on long-term Company strategy and on the long-term success of the Company.

                                  ARTICLE IV
                                ADMINISTRATION

The Board of Directors shall be responsible for the administration of the Plan. The Board of Directors may appoint a Stock Option Committee to administer the Plan on behalf of the Board of Directors. The Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members to fill any vacancies. The Board of Directors may also administer the Plan directly, if each member of the Board is a "disinterested person."

The Committee, subject to the approval of the Board, is authorized to interpret the Plan and any Options awarded thereunder, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

The Committee may, in its absolute discretion, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or (ii) extend the date on which any Option granted under the Plan ceases to be exercisable.

In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Options granted on the condition of surrender of outstanding Options shall not count against the limitation on the Stock subject to the Plan set forth in Article V until such time as such Options are surrendered.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including reasonable attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Board or the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN

5.1  Number.
     ------

     Except as provided in Section 5.2 and subject to adjustment as provided by
     Section 5.3, the total number of shares of Stock reserved for Options and subject to issuance under the Plan may not exceed 500,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

5.2  Unused Stock.
     ------------

     In the event any shares of Stock are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, such shares again shall become available for issuance under the Plan.

5.3  Adjustment in Capitalization.
     ----------------------------

     (a)  Outstanding Options:  Increase or Decrease in Issued Shares Without
          -------------------------------------------------------------------
          Consideration
          -------------

          Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Stock subject to each outstanding Option.

     (b)  Outstanding Options: Certain Mergers
          ------------------------------------

          Subject to any required action by the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire on exercise the securities that a holder of the number of shares of Stock subject to such Option would have received in such merger or consolidation.

     (c)  Outstanding Options:  Certain Other Transactions
          ------------------------------------------------

          In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash for each share of Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event, over (B) the exercise price of such Option; or

          (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

     (d)  Outstanding Options: Other Changes
          ----------------------------------

          In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 5.3(a), (b) or (c) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (e)  No Other Rights
          ---------------

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to, or the Exercise Price of, any Option granted under the Plan.

                                  ARTICLE VI
                               DURATION OF PLAN

The Plan shall remain in effect, subject to the Board's right to terminate the Plan pursuant to Article X, until all Stock subject to the Plan shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth anniversary of the Effective Date of the Plan.

                                  ARTICLE VII
                               TERMS OF OPTIONS

7.1   Grant of Options.
      ----------------

      Subject to the provisions of Section 5.1 and Articles III and VI, Options may be granted to Participants at any time following the Effective Date of the Plan as determined by the Committee. With input from the President, the Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee shall also determine whether an Option is to be an Incentive Stock Option, or a Non-Qualified Stock Option or a combination of both, which shall be clearly designated by the terms of the Option Agreement. To the extent, however, that any Option designated as an Incentive Stock Option fails to qualify as such pursuant to the provisions of Section 422 of the Code, it shall automatically be considered a Non-Qualified Stock Option. Incentive Stock Options may only be granted to Participants who are employed by the Company or Home.

      The aggregate Fair Market Value (determined at the date of grant) of Stock with respect to which the Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under this Plan or any other plan of the Company meeting the requirements of Section 422 of the Code, may not exceed $100,000. To the extent that the $100,000 limit is exceeded, such Options shall not be treated as Incentive Stock Options, and the determination of which Options are Incentive Stock Options and which are not Incentive Stock Options will be made on the basis of the order in which such Options are granted. Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Non-Qualified Stock Options in excess of the maximum established by Section 422(d)(1) of the Code.

7.2   Option Agreement.
      ----------------

      Each Option shall be evidenced by an Option Agreement that shall specify the type of Options granted, the Exercise Price, the term of the Options, the number of shares of Stock subject to the Option, the vesting schedule, the events by which the Options become Vested, a requirement to notify the Committee if Stock acquired pursuant to the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods specified in Section 422(a)(1) of the Code (as described in Section 7.10 hereof), and such other provisions as the Committee may determine.

7.3   Exercise Price.
      --------------

      Any Option granted pursuant to the Plan shall have an Exercise Price, defined in Section 2.1(g), that is established by the Committee.

7.4   Term of Options.
      ---------------

      Subject to the provisions of Article VIII, each Option shall expire at such time as the Committee shall determine at the time it is granted; provided, however, that no Option shall be exercisable on or after ten
      (10) years following the date of grant. In the case of a Ten Percent Stockholder, such period shall not exceed five (5) years from the date of grant regarding any grant of an Incentive Stock Option.

7.5   Vesting of Options.
      ------------------

      (a) The Committee has the discretion to determine the schedule by which an Option becomes exercisable. This vesting schedule shall be set forth in the Option Agreement.

      (b) Notwithstanding Section 7.5(a), in the event of a Change of Control, any Option granted under the Plan shall become 100% Vested and exercisable for a period of one year or until expiration, whichever is earlier, except to the extent that the exercisability of any such Option would result in an "excess parachute payment" within the meaning of Section 280G of the Code, as determined by the Board based on information available to it at said time.

7.6   Nontransferability of Options.
      -----------------------------

      No Option granted under the Plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, Options may be exercised only by such Participant.

7.7   Restriction on Stock Transferability.
      ------------------------------------

      Shares of Stock purchased pursuant to an Incentive Stock Option cannot be sold or otherwise transferred within two (2) years from the date the Option was granted, or within one (1) year from the date the Option was exercised, whichever is later.

      Shares of Stock purchased upon exercise of an Option may not be sold or otherwise transferred except pursuant to transactions that are exempt from registration under applicable securities laws, including sales (after the applicable holding period) in accordance with the requirements of Rule 144 promulgated under the Securities Act.

      The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares and under any buy/sell agreements entered into by the existing stockholders, and the Articles of Incorporation of the Company. Certificates evidencing any shares of

      Stock acquired upon exercise of an Option shall bear a legend, describing any applicable transfer restrictions.

7.8   Exercise of Options.
      -------------------

      A Participant shall exercise an Option which has Vested by written notice to the Company, directed to the attention of the Secretary and delivered not less than five (5) business days prior to the proposed exercise date, specifying the number of shares of Stock to be purchased. Options shall be exercisable in whole or in part with respect to whole shares of Stock. Upon the partial exercise of an Option, the new Option Agreement shall be returned to the Participant with a notation thereon of the remaining unexercised shares of Stock subject to the Option. The Exercise Price of any Vested Option shall be payable to the Company in full at the time of the exercise of the Option either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock having a Fair Market Value on the date of exercise equal to the total Exercise Price (subject to any applicable federal and state securities laws), or (iii) by a combination of (i) and (ii). The notice of exercise to the Company shall be accompanied by the Exercise Price and the Option Agreement. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

7.9   Purchase for Investment.
      -----------------------

      At the time of any exercise of any Option, the Committee may, if it shall deem it necessary for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of Stock that the Participant represent in writing to the Company an intention to acquire the Stock for the account of the Participant for investment only and not for resale or distribution. In the event such a representation is required and made, no Stock shall be issued to the Participant unless and until the Company is satisfied with respect to the validity of such representation. Certificates for Stock as to which such representations are required and made may, in the discretion of the Committee, be endorsed with a legend noting such representations and any appropriate restrictions resulting therefrom.

7.10  Notice of Certain Dispositions .
      -------------------------------

      Any Participant who disposes of any Stock acquired through the exercise of an Incentive Stock Option granted hereunder either (i) within two years from the date of the grant of the Option pursuant to which the subject shares were acquired or (ii) within one year after the transfer of such Stock to the Participant, whichever is later, shall promptly notify the Company of such disposition and the amount of consideration realized upon such disposition.

                                 ARTICLE VIII
                           TERMINATION OF EMPLOYMENT

8.1   Termination of Employment.
      -------------------------

      In the event that an employee Participant shall cease to be employed by the Company or Home for any reason other than death, Disability, or Termination-for-Cause, any outstanding Vested Options may be exercised by the Participant for a period of three (3) months following termination of employment, or such earlier date as the Options would have expired according to their terms. All non-Vested Options shall expire at the close of business on the date of such termination.

8.2   Death.
      -----

      If the Participant shall die while in the employ of the Company or Home, the Participant's estate or personal representative shall have the right to exercise any outstanding Vested Options for a period of one (1) year from said date of death or such earlier date as the Options would have expired according to their terms. All non-Vested Options shall expire at the close of business on the date of death of the Participant.

8.3   Permanent Disability.
      --------------------

      In the event the Participant shall cease to be employed by the Company or Home by reason of Permanent Disability, any outstanding Vested Options may be exercised by the Participant for a period of the earlier of one (1) year following termination of employment, or the expiration date of the Options. All non-Vested Options shall expire at the close of business on the date of termination of employment.

8.4   Termination-for-Cause.
      ---------------------

      In the event the Participant shall cease to be employed by the Company or Home by reason of Termination-for-Cause, any outstanding Options, whether Vested or not, shall immediately expire at the close of business on the date of termination of employment and may no longer be exercised.

                                  ARTICLE IX
                           NO CONTRACT OF EMPLOYMENT

Nothing in the Plan shall interfere with or limit in any way the right of the Company or Home to terminate any Participant's employment at any time, nor does participation in the Plan confer upon any Participant any right to continue in the employ of the Company or Home.

                                   ARTICLE X
               AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without the approval by vote of the holders of a majority of the outstanding shares of Stock may:

     (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Sections 5.1 and 5.3 of the Plan.

     (b)  Change the class of individuals eligible to receive Options.

     (c) Change the provisions of the Plan regarding the Exercise Price, except as permitted by Section 5.3.

     (d) Materially increase the cost of the Plan or materially increase the benefits to Participants.

     (e)  Extend the period during which Options may be granted under the Plan.

     (f) Extend the maximum period after the date of grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the affected Participant.

                                  ARTICLE XI
                                WITHHOLDING TAX

Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local tax and payroll withholding requirements deemed by the Company to be applicable in its sole discretion. The Company may also deduct the necessary amount of minimum withholding from the Participant's salary or, upon the exercise of an Option, withhold from delivery to the recipient a number of shares, the Fair Market Value of which is sufficient to satisfy federal, state, and local minimum withholding requirements.

                                  ARTICLE XII
                                 UNFUNDED PLAN

The Plan shall be unfunded. The Company shall not be required to segregate any assets that may be represented by Options. The Company shall not be deemed to be a trustee of any amounts to be paid under any Option. Any liability of the Company to pay any Participant with respect to an Option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company.

                                 ARTICLE XIII
                              REQUIREMENT OF LAW

13.1  Requirement of Law.
      ------------------

      The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Stock pursuant to the Plan, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Stock are traded.

13.2  Governing Law.
      -------------

      The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas and applicable federal law. No person shall have any rights as a stockholder with respect to any shares of Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section
      5.3 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                                                                      Appendix A

                      HOMECAPITAL INVESTMENT CORPORATION

                          INCENTIVE OR NON-QUALIFIED
                          --------------------------

                            STOCK OPTION AGREEMENT
                            ----------------------


     THIS STOCK OPTION AGREEMENT ("Agreement") is entered into between HomeCapital Investment Corporation Holding Company ("Company"), a Nevada corporation and __________________________ ("Grantee").

                                  WITNESSETH:

     WHEREAS, the Board of Directors ("Board") of the Company has approved the grant of stock options to directors, executive officers and key employees pursuant to the HomeCapital Investment Corporation 1996 Stock Option Plan ("Plan"); and

     WHEREAS, the Grantee is an employee of the Company or HomeOwners Mortgage & Equity, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Home"), and has been selected to receive Incentive Stock Options and/or Non-Qualified Stock Options under the Plan.

     NOW, THEREFORE, in consideration of the premises, the Company and the Grantee agree as follows:
                          I.  GRANT OF STOCK OPTIONS

     Incentive Stock Options.  Subject to the terms and conditions set forth
     -----------------------
herein and in the Plan which is attached hereto and incorporated herein by reference and made a part hereof for all purposes, the Grantee is hereby awarded Incentive Stock Options to purchase ____________ shares of the Company's common stock, par value $.01 per share (the "Stock"). For purposes of this Agreement the date of grant of the Option is __________________. As of the date of grant, this Option shall have an Exercise Price equal to _______ per share.

     Non-Qualified Stock Options.  Subject to the terms and conditions set forth
     ---------------------------
herein and in the Plan which is attached hereto and incorporated herein by reference and made a part hereof for all purposes, the Grantee is hereby awarded Non-Qualified Stock Options to purchase ___________ shares of the Company's common stock, par value $.01 per share (the "Stock"). For purposes of this Agreement, the date of grant of the Option is ________________. As of the date of grant, this Option shall have an Exercise Price equal to _______ per share.

                            II.  VESTING OF OPTIONS

     The Grantee may exercise this Option only with respect to those shares that have vested in accordance with this Section II. Options granted pursuant to this Agreement shall vest during Grantee's employment with the Company with respect to ___________ percent (__%) of the shares of Stock subject to this Agreement each year beginning on _________________, 199_, and shall be fully vested on __________________, 199_.

     In event of a Change of Control (as defined in the Plan) of the Company, all Options subject to this Agreement will be fully vested.

     This Option may not be exercised after the earlier of (i) _____________ (no longer than ten years following the date of grant), or (ii) the day that is three (3) months (one year in the event of disability or if employment is terminated by death) after the date of termination of the employment of Grantee.

     Neither Grantee nor any other person entitled to exercise the Option under the terms of the Plan shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares has been paid in full.

                          III.  EXERCISE AND PAYMENT

     Subject to the limitations set forth in this Agreement, the Grantee may exercise this Option by delivering, no less than five (5) business days prior to the proposed date of exercise, written notice to the Secretary of the Company specifying the number of shares of Stock to be purchased. The Exercise Price of any Option shall be payable to the Company in full at the time of exercise of the Option either (i) in cash or its equivalent, (ii) by tendering shares of Stock previously acquired by the Grantee having a Fair Market Value on the date of exercise equal to the total Exercise Price, or (iii) by a combination of (i) and (ii).

     Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed Stock Option Agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due on such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

     Notation of any partial exercise shall be made by the Company on Schedule 1 attached hereto, and thereafter this Agreement shall be effective only as to the balance of the Option shares remaining.

                          IV.  DISPOSITIONS OF STOCK

     Grantee hereby recognizes that the Options granted pursuant to this Agreement may not be transferred, except by will or under the laws of intestacy, descent and distribution upon the death of Grantee; and represents and warrants that shares of Stock acquired upon exercise of the Option shall be acquired only for the account of Grantee and not with a view to resale or distribution. In no event shall Grantee sell or otherwise dispose of shares of Stock acquired upon exercise of the Option prior to two (2) years from the date of grant of the Option or one (1) year from the date the shares of Stock were acquired, whatever is later. No sale or disposition of shares of Stock will be permitted, unless the Company is satisfied, by opinion of legal counsel satisfactory to the Company at the expense of the Grantee, that the proposed transaction is exempt from registration or qualification under, or otherwise complies with, applicable securities laws.

     The Grantee shall be required to promptly notify the Company in the event of a sale or other disposition of any Stock acquired through the exercise of an Incentive Stock Option granted hereunder either (i) within two (2) years from the date of grant of the Option pursuant to which the subject shares of Stock were acquired, or (ii) within one (1) year after the acquisition of such Stock pursuant to the exercise of the Option. The Grantee shall also be required to disclose in the notice to the Company the amount of consideration realized upon such disposition.

                                  V.  GENERAL

     Administration.  Administration of this agreement will be governed by the
     --------------
terms and conditions set forth in the HomeCapital Investment Corporation 1996 Stock Option Plan (the "Plan") in effect on the date of this grant, which document is incorporated herein in its entirety.

     Notices.  Every notice or other communication relating to this Agreement
     -------
shall be in writing, and shall be mailed to or delivered to the party for whom its is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Grantee to the Company shall be mailed to HomeCapital Investment Corporation, 6836 Austin Center Blvd., Suite 280, Austin, Texas 78731, Attention: John W. Ballard, President.

     All notices by the Company to the Grantee may be delivered to the Grantee personally or may be mailed to the Grantee at the address shown on the records of the Company.

     Withholding.  The Company shall deduct from a payment of any kind due to
     -----------
the Grantee, any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Stock Options.

     Interpretation.  This Agreement is subject in all respects to the terms of
     --------------
the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

     Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
each counterpart of which will be regarded for all purposes as an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the _______ day of ___________________, 19_______.

GRANTEE:                      COMPANY:

                              HOMECAPITAL INVESTMENT CORPORATION



_________________________     By:  ____________________________________
Name:                              JOHN W. BALLARD, President

Address: ________________
_________________________
_________________________

                                  SCHEDULE 1
                                  ----------

                       NOTATIONS AS TO PARTIAL EXERCISE


Date of          Number of         Balance of      Authorized     Notation
Exercise      Purchased Shares    Option Shares    Signature        Date
---------------------------------------------------------------------------